UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 2, 2011

COGO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-02642	52-0466460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 10001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, PRC
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 011-86-755-267-43210

____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

In connection with the proposed redomestication of Cogo Group, Inc. (the “Company”), the Company’s wholly owned indirect subsidiary, Cogo Group Cayman, Inc. (“Cogo Cayman”) has prepared a registration statement containing a proxy statement/prospectus that is filed with the SEC.  When completed, a definitive proxy statement/prospectus and a form of proxy will be mailed to the stockholders of the Company, seeking their approval of the transaction.  Stockholders are urged to read the proxy statement/prospectus regarding the proposed acquisition carefully and in its entirety because it will contain important information about the proposed redomestication. Stockholders can obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Stockholders will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by e-mail to Wanyee Ho, who@cogo.com.cn.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed acquisition. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock and warrants is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2010. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed redomestication, which may be different than those of the Company’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed acquisition when filed with the SEC.

Item 8.01 Other Events

On May 2, 2011, the Company issued a press release regarding, among other things, the approval by the Board of Directors of the Company of the redomestication of the Company from the State of Maryland to the Cayman Islands, Cogo Cayman’s filing of a registration statement on Form F-4 relating to the redomestication transaction, and a special meeting of the Company’s stockholders to vote on the redomestication transaction. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

No.	Description
99.1	Press Release dated May 2, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2011	COGO GROUP, INC.

	By:	/s/ Frank Zheng
Name: Frank Zheng
Title: Chief Financial Officer

Exhibit Index

No.	Description
99.1	Press Release dated May 2, 2011